Exhibit 99.1

Unity Bancorp, Inc.
64 Old Highway 22
Clinton, NJ 08809
800 618-BANK
www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

January 19, 2005

News Media & Financial Analyst Contact:

Alan Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports 16% increase in 2004 Earnings

Clinton, NJ - Unity Bancorp, Inc (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $1.4 million, or $0.22 per diluted share, for the quarter ended December 31, 2004, a 48.6% increase compared to $914 thousand, or $0.15 per diluted share, for the quarter ended December 31, 2003.  Return on average assets and average common equity for the fourth quarter of 2004 were 1.08% and 15.53%, respectively, as compared to 0.81% and 12.30%, respectively, for the fourth quarter of 2003.  As previously disclosed, after tax earnings for the quarter ended December 31, 2003 were reduced by approximately $600 thousand as a result of matters pertaining to the resignation of the prior President and Chief Executive Officer.

For the year ended December 31, 2004, net income was $5.3 million, or $0.87 per diluted share, a 16.3% increase from the $4.6 million, or $0.77 per diluted share for the same period a year ago. Return on average assets and average common equity for the year ended December 31, 2004, were 1.10% and 16.32%, respectively, as compared to 1.04% and 16.05%, respectively, from the prior year’s comparable period.

“2004 was another year of sustained revenue growth and increased earnings and we are looking forward to further improvement in earnings for 2005,” said Unity President and Chief Executive Officer, James A. Hughes. “Earnings for the fourth quarter were driven by strong loan demand and stable margins.”

Net interest income was $5.1 million for the fourth quarter of 2004, an increase of 9.7%, compared to $4.6 million in the comparable quarter a year ago. The increase in net interest income was primarily due to an increase in net earning assets.  Net interest margin was 4.26% for the fourth quarter of 2004 compared to 4.35% for the fourth quarter of 2003.

The provision for loan losses for the fourth quarter of 2004 was $350 thousand, compared to $375 thousand for the quarter ended December 31, 2003.  The decline in the provision from the quarter ended December 31, 2003 was due to a lower level of non-performing assets.  Net loan charge-offs for the quarter ended December 31, 2004 were $220 thousand, compared to net recoveries of $17 thousand for the quarter ended December 31, 2003.

Total non-interest income for the fourth quarter of 2004 was $1.9 million, down from $2.1 million in the same period a year ago.  Gains on sales of SBA loans amounted to $862 thousand for the fourth quarter of 2004, compared to $738 thousand for the quarter ended December 31, 2003.  This increase in SBA gains is primarily due to the volume of loans sold. Service charges on deposits for the fourth quarter of 2004 decreased $102 thousand compared to the fourth quarter of 2003, as a result of the Company choosing to mitigate overdraft risk with certain customers. Service and loan fees for the fourth quarter of 2004 decreased $75 thousand from the prior year’s comparable quarter due to decreased levels of loan prepayment penalties.

Total non-interest expenses for the fourth quarter of 2004 were $4.5 million, a decrease of 9.3% from the prior year’s comparable quarter. This decrease from the prior year’s comparable quarter was primarily due to the 2003 charge of $1.0 million pertaining to matters related to the resignation of the prior President and Chief Executive Officer.  Loan servicing costs increased $93 thousand for the fourth quarter due to increased collection costs related to the collection of non-accrual loans.  Advertising costs increased $147 thousand related to increased marketing to attract new deposit relationships.

Total assets at December 31, 2004 were $515.4 million, a 10.3% increase from a year ago.  The increase in assets from the prior year was primarily due to growth in the Company’s loan and securities portfolios partially offset by a decline in federal funds sold. Total loans at December 31, 2004 were $373.6 million, a 10.0% increase from December 31, 2003.  The growth in the loan portfolio occurred primarily in commercial, residential mortgage and consumer loans, which increased 10.4%, 17.7% and 16.6%, respectively, from a year ago.

At December 31, 2004, the allowance for loan losses was 1.57% of total loans, compared to 1.58% at December 31, 2003.  Non-performing assets at December 31, 2004 were $4.4 million, compared to $5.7 million at December 31, 2003.  The increase in the allowance for loans losses from December 2003 is due to the increase in the loan portfolio partially offset by the decline in non-accrual loans. Included in non-performing loans at December 31, 2004 are approximately $539 thousand of loans that are guaranteed by the SBA.   There were no loans greater than 90 days and still accruing interest as of December 31, 2004, compared to $1.9 million at December 31, 2003.

Total deposits at December 31, 2004 were $433.9 million, a 4.6% increase from December 31, 2003.  This increase was primarily the result of growth in savings accounts and time deposits partially offset by the decline in interest bearing checking accounts. Savings accounts increased $41.1 million or 106.9% from December 31, 2003.  Time deposits increased $15.9 million, or 17.6% from December 31, 2003. The increase in Time and Savings deposits were offset primarily by a decline in interest bearing checking of $35 million, or 17.6% and a decline in Non-interest bearing checking of $3.0 million, or 3.4% from a year ago.

Total shareholders’ equity was $35.7 million at December 31, 2004, a 16.0% increase from the prior year.  The increase in shareholders’ equity over the prior year was due to retained profits partially offset by the payment of cash dividends.

As of December 31, 2004, the Company’s Tier I leverage ratio was 9.06%, Tier I risk-based capital ratio was 11.13%, and total risk-based capital ratio was 12.39%. All regulatory capital ratios exceed the well-capitalized federal capital adequacy requirements as of December 31, 2004.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with $515 million in assets and $434 million in deposits.  Unity Bank provides financial services to retail, corporate & small business customers through its 13 retail service centers located in Hunterdon, Middlesex, Somerset and Union counties in New Jersey. For additional information about Unity visit our website at www.unitybank.com or call 800 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, and results of regulatory exams, among other factors.

Unity Bancorp, Inc.

Consolidated Financial Highlights

(Dollars in thousands, except per share data)

	12/31/2004	9/30/2004	12/31/2003
BALANCE SHEET DATA:
Assets	515,417	493,713	467,419
Deposits	433,898	423,765	414,982
Loans	373,580	354,190	339,755
Securities	101,593	107,815	92,347
Shareholders’ equity	35,679	34,395	30,762
Allowance for loan losses	5,856	5,726	5,352

FINANCIAL DATA - QUARTER TO DATE:
Net income before taxes	2,133	2,283	1,461
Federal and state income tax provision	775	852	547
Net income	1,358	1,431	914

Per share-basic	0.24	0.25	0.16
Per share-diluted	0.22	0.23	0.15
Return on average assets	1.08	1.17	0.81
Return on average common equity	15.53	17.39	12.30
Efficiency ratio	64.24	62.55	73.66

FINANCIAL DATA - YEAR TO DATE:
Net income before taxes	8,382	—	7,281
Federal and state income tax provision	3,052	—	2,698
Net income	5,330	—	4,583

Per share-basic	0.93	—	0.81
Per share-diluted	0.87	—	0.77
Return on average assets	1.10	—	1.04
Return on average common equity	16.32	—	16.05
Efficiency ratio	64.51	—	66.59

SHARE INFORMATION:
Closing price per share	12.89	12.31	10.89
Book value per share	6.17	5.96	5.41
Average diluted shares outstanding (QTD)	6,127	6,126	5,944

CAPITAL RATIOS:
Total equity to total assets	6.92	6.97	6.58
Tier I capital to average assets (leverage)	9.06	9.04	9.02
Tier I capital to risk-adjusted assets	11.13	11.44	11.28
Total risk-based capital	12.39	12.69	12.53

CREDIT QUALITY AND RATIOS:
Nonperforming assets	4,436	4,290	5,722
Net charge offs (recoveries) to average loans (QTD)	0.24	0.23	(0.02)
Allowance for loan losses to total loans	1.57	1.62	1.58
Nonperforming assets to total loans and OREO	1.19	1.21	1.68

Unity Bancorp, Inc.

Consolidated Balance Sheets

(In thousands)

	12/31/2004	9/30/2004	12/31/2003
ASSETS
Cash and due from banks	12,439	9,312	11,915
Federal funds sold and interest bearing deposits	10,967	11,361	14,500
Securities:
Available for sale	78,014	86,082	79,277
Held to maturity	23,579	21,733	13,070
Total securities	101,593	107,815	92,347
Loans:
SBA - Held for sale	7,574	10,439	14,014
SBA - Held to Maturity	55,576	52,008	49,983
Commercial	207,771	200,772	188,197
Residential mortgage	60,240	50,203	51,176
Consumer	42,419	40,768	36,385
Total loans	373,580	354,190	339,755
Less: Allowance for loan losses	5,856	5,726	5,352
Net loans	367,724	348,464	334,403
Premises and equipment, net	7,439	6,978	5,979
Accrued interest receivable	2,493	2,390	2,389
Loan servicing asset	2,018	1,846	1,063
Bank Owned Life Insurance	5,000	—	—
Other assets	5,744	5,547	4,823
Total Assets	515,417	493,713	467,419

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand deposits	83,839	88,899	86,802
Interest-bearing deposits:
Interest bearing checking	164,426	180,878	199,510
Savings	79,557	52,532	38,447
Time, under $100,000	73,399	69,904	66,595
Time, $100,000 and over	32,677	31,552	23,628
Total deposits	433,898	423,765	414,982
Borrowed funds and subordinated debentures	44,279	34,279	19,279
Accrued interest payable	176	165	185
Accrued expenses and other liabilities	1,385	1,109	2,211
Total liabilities	479,738	459,318	436,657
Commitments and Contingencies	—	—	—

Shareholders’ equity:
Common stock, no par value, 12,500 shares authorized	33,836	33,711	31,989
Retained earnings (deficit)	2,327	1,200	(746)
Accumulated other comprehensive loss, net of tax	(484)	(516)	(481)
Total shareholders’ equity	35,679	34,395	30,762
Total Liabilities and Shareholders’ Equity	515,417	493,713	467,419

COMMON SHARES AT PERIOD END:
Issued	5,778	5,771	5,686
Outstanding	5,778	5,771	5,686
Treasury	—	—	—

Unity Bancorp, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

FOR THE THREE MONTHS ENDED:	12/31/2004	9/30/2004	12/31/2003
INTEREST INCOME
Fed funds sold and interest on deposits	46	28	32
Securities:
Available for sale	832	882	726
Held to maturity	269	265	183
Total securities	1,101	1,147	909
Loans:
SBA	1,209	1,121	995
Commercial	3,464	3,294	3,133
Residential mortgage	698	668	745
Consumer	512	464	462
Total loan interest income	5,883	5,547	5,335
Total interest income	7,030	6,722	6,276

INTEREST EXPENSE
Interest bearing demand deposits	660	682	625
Savings deposits	260	135	107
Time deposits	697	602	660
Borrowed funds and subordinated debentures	346	324	265
Total interest expense	1,963	1,743	1,657
Net interest income	5,067	4,979	4,619
Provision for loan losses	350	325	375
Net interest income after provision for loan losses	4,717	4,654	4,244

NONINTEREST INCOME
Service charges on deposit accounts	346	383	448
Service and loan fee income	402	448	477
Gain on SBA loan sales	862	948	738
Net securities gains	5	—	82
Other income	253	206	378
Total noninterest income	1,868	1,985	2,123

NONINTEREST EXPENSES
Compensation and benefits	2,180	1,956	2,304
Processing and communications	484	486	462
Occupancy, net	512	533	510
Furniture and equipment	317	308	285
Professional services	76	125	877
Loan servicing costs	233	169	140
Advertising	306	134	159
Deposit insurance	15	15	15
Other	329	630	154
Total noninterest expenses	4,452	4,356	4,906
Income before taxes	2,133	2,283	1,461
Federal and state income tax provision	775	852	547
Net Income	1,358	1,431	914

Net Income Per Common Share-Basic	0.24	0.25	0.16
Net Income Per Common Share-Diluted	0.22	0.23	0.15

AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,774	5,761	5,668
Diluted	6,127	6,126	5,944

Unity Bancorp, Inc.

Consolidated Statements of Income

(Dollars in thousands, except per share data)

YEAR TO DATE	12/31/2004	12/31/2003
INTEREST INCOME
Fed funds sold and interest on deposits	193	138
Securities:
Available for sale	3,304	2,347
Held to maturity	867	998
Total securities	4,171	3,345
Loans:
SBA	4,296	4,115
Commercial	12,934	12,495
Residential mortgage	2,712	3,126
Consumer	1,860	1,676
Total loan interest income	21,802	21,412
Total interest income	26,166	24,895
INTEREST EXPENSE
Interest bearing demand deposits	2,656	2,703
Savings deposits	620	423
Time deposits	2,507	2,733
Borrowed funds and subordinated debentures	1,225	1,169
Total interest expense	7,008	7,028
Net interest income	19,158	17,867
Provision for loan losses	1,175	1,600
Net interest income after provision for loan losses	17,983	16,267

NONINTEREST INCOME
Service charges on deposit accounts	1,618	1,977
Service and loan fee income	1,831	1,956
Gain on SBA loan sales	3,217	3,075
Net securities gains	76	185
Other income	887	1,150
Total noninterest income	7,629	8,343

NONINTEREST EXPENSES
Compensation and benefits	8,435	8,301
Processing and communications	1,919	2,100
Occupancy, net	2,085	1,884
Furniture and equipment	1,146	1,061
Professional services	593	1,541
Loan servicing costs	738	651
Advertising	695	596
Deposit insurance	61	62
Other	1,558	1,133
Total noninterest expenses	17,230	17,329
Income before taxes	8,382	7,281
Federal and state income taxes	3,052	2,698
Net Income	5,330	4,583

Net Income Per Common Share- Basic	0.93	0.81
Net Income Per Common Share- Diluted	0.87	0.77

Average common shares outstanding:
Basic	5,756	5,669
Diluted	6,118	5,944

Unity Bancorp, Inc.

Consolidated Average Balance Sheets

with Resultant Interest and Rates

(Tax-equivalent basis, dollars in thousands)

	Three Months Ended 12/31/2004			Three Months Ended 9/30/2004
	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	9,857	46	1.86	5,875	28	1.90
Securities:
Available for sale	82,710	845	4.09	87,019	896	4.12
Held to maturity	22,300	269	4.83	22,484	265	4.71
Total securities	105,010	1,114	4.24	109,503	1,161	4.24
Loans, net of unearned discount:
SBA	65,620	1,209	7.37	64,104	1,121	6.99
Commercial	202,880	3,464	6.79	194,275	3,294	6.75
Residential mortgage	52,017	698	5.37	50,663	668	5.27
Consumer	41,919	512	4.86	40,067	464	4.61
Total loans	362,436	5,883	6.47	349,109	5,547	6.33
Total interest-earning assets	477,303	7,043	5.88	464,487	6,736	5.78
Noninterest-earning assets:
Cash and due from banks	11,681			13,123
Allowance for loan losses	(5,930)			(5,803)
Other assets	17,101			16,165
Total noninterest-earning assets	22,852			23,485
Total Assets	500,155			487,972

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	175,956	660	1.49	191,837	682	1.41
Savings deposits	68,102	260	1.52	47,769	135	1.12
Time deposits	102,333	697	2.71	93,235	602	2.57
Total interest-bearing deposits	346,391	1,617	1.86	332,841	1,419	1.70
Borrowed funds and subordinated debentures	32,883	346	4.19	31,338	324	4.11
Total interest-bearing liabilities	379,274	1,963	2.06	364,179	1,743	1.90
Noninterest-bearing liabilities:
Demand deposits	84,669			89,916
Other liabilities	1,428			1,140
Total noninterest-bearing liabilities	86,097			91,056
Shareholders’ equity	34,784			32,737
Total Liabilities and Shareholders’ Equity	500,155			487,972

Net interest spread		5,080	3.82		4,993	3.88
Tax-equivalent basis adjustment		(13)			(14)
Net interest income		5,067			4,979
Net interest margin			4.26			4.30

	Three Months Ended 12/31/2004
	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and
Interest-bearing deposits with banks	9,857	46	1.86
Securities:
Available for sale	82,710	845	4.09
Held to maturity	22,300	269	4.83
Total securities	105,010	1,114	4.24
Loans, net of unearned discount:
SBA	65,620	1,209	7.37
Commercial	202,880	3,464	6.79
Residential mortgage	52,017	698	5.37
Consumer	41,919	512	4.86
Total loans	362,436	5,883	6.47
Total interest-earning assets	477,303	7,043	5.88
Noninterest-earning assets:
Cash and due from banks	11,681
Allowance for loan losses	(5,930)
Other assets	17,101
Total noninterest-earning assets	22,852
Total Assets	500,155

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	175,956	660	1.49
Savings deposits	68,102	260	1.52
Time deposits	102,333	697	2.71
Total interest-bearing deposits	346,391	1,617	1.86
Borrowed funds and subordinated debentures	32,883	346	4.19
Total interest-bearing liabilities	379,274	1,963	2.06
Noninterest-bearing liabilities:
Demand deposits	84,669
Other liabilities	1,428
Total noninterest-bearing liabilities	86,097
Shareholders’ equity	34,784
Total Liabilities and Shareholders’ Equity	500,155

Net interest spread		5,080	3.82
Tax-equivalent basis adjustment		(13)
Net interest income		5,067

Net interest margin			4.26

	Three Months Ended 12/31/2003
	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and
Interest-bearing deposits with banks	8,689	32	1.46
Securities:
Available for sale	74,746	750	4.01
Held to maturity	13,562	183	5.40
Total securities	88,308	933	4.23
Loans, net of unearned discount:
SBA	63,332	995	6.28
Commercial	180,519	3,133	6.89
Residential mortgage	50,993	745	5.84
Consumer	35,320	462	5.19
Total loans	330,164	5,335	6.43
Total interest-earning assets	427,161	6,300	5.87
Noninterest-earning assets:
Cash and due from banks	9,798
Allowance for loan losses	(5,193)
Other assets	14,660
Total noninterest-earning assets	19,265
Total Assets	446,426

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	188,205	625	1.32
Savings deposits	37,291	107	1.14
Time deposits	88,383	660	2.96
Total interest-bearing deposits	313,879	1,392	1.76
Borrowed funds and subordinated debentures	20,873	265	5.04
Total interest-bearing liabilities	334,752	1,657	1.96
Noninterest-bearing liabilities:
Demand deposits	80,286
Other liabilities	1,910
Total noninterest-bearing liabilities	82,196
Shareholders’ equity	29,478
Total Liabilities and Shareholders’ Equity	446,426

Net interest spread		4,643	3.91
Tax-equivalent basis adjustment		(24)
Net interest income		4,619

Net interest margin			4.35

	Year to Date 12/31/2004
	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and
Interest-bearing deposits with banks	15,039	193	1.28
Securities:
Available for sale	83,291	3,374	4.05
Held to maturity	17,395	867	4.98
Total securities	100,686	4,241	4.21
Loans, net of unearned discount:
SBA	62,853	4,296	6.83
Commercial	192,435	12,934	6.72
Residential mortgage	50,242	2,712	5.40
Consumer	38,979	1,860	4.77
Total loans	344,509	21,802	6.33
Total interest-earning assets	460,234	26,236	5.70
Noninterest-earning assets:
Cash and due from banks	13,304
Allowance for loan losses	(5,724)
Other assets	15,603
Total noninterest-earning assets	23,183
Total Assets	483,417

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	188,840	2,656	1.41
Savings deposits	49,330	620	1.26
Time deposits	96,686	2,507	2.59
Total interest-bearing deposits	334,856	5,783	1.73
Borrowed funds and subordinated debentures	29,169	1,225	4.20
Total interest-bearing liabilities	364,025	7,008	1.93
Noninterest-bearing liabilities:
Demand deposits	85,283
Other liabilities	1,445
Total noninterest-bearing liabilities	86,728
Shareholders’ equity	32,664
Total Liabilities and Shareholders’ Equity	483,417

Net interest spread		19,228	3.77
Tax-equivalent basis adjustment		(70)
Net interest income		19,158

Net interest margin			4.18

	Year to Date 12/31/2003
	Balance	Interest	Rate
ASSETS
Interest-earning assets:
Federal funds sold and Interest-bearing deposits with banks	10,846	138	1.27
Securities:
Available for sale	63,102	2,403	3.81
Held to maturity	19,633	998	5.08
Total securities	82,735	3,401	4.11
Loans, net of unearned discount:
SBA	65,555	4,115	6.28
Commercial	175,685	12,495	7.11
Residential mortgage	52,014	3,126	6.01
Consumer	32,323	1,676	5.19
Total loans	325,577	21,412	6.58
Total interest-earning assets	419,158	24,951	5.96
Noninterest-earning assets:
Cash and due from banks	14,216
Allowance for loan losses	(4,783)
Other assets	13,764
Total noninterest-earning assets	23,197
Total Assets	442,355

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand deposits	184,220	2,703	1.47
Savings deposits	36,976	423	1.14
Time deposits	90,814	2,733	3.01
Total interest-bearing deposits	312,010	5,859	1.88
Borrowed funds and subordinated debentures	21,532	1,169	5.43
Total interest-bearing liabilities	333,542	7,028	2.11
Noninterest-bearing liabilities:
Demand deposits	79,102
Other liabilities	1,152
Total noninterest-bearing liabilities	80,254
Shareholders’ equity	28,559
Total Liabilities and Shareholders’ Equity	442,355

Net interest spread		17,923	3.85
Tax-equivalent basis adjustment		(56)
Net interest income		17,867

Net interest margin			4.28

Unity Bancorp, Inc.

Allowance for Loan Losses and Loan Quality Schedules

(Dollars in thousands)

	12/31/2004	9/30/2004	6/30/2004
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	5,726	5,599	5,466
Provision charged to expense	350	325	250
	6,076	5,924	5,716
Less: Charge offs
SBA	33	57	132
Commercial	220	150	50
Residential mortgage	—	18	—
Consumer	14	8	4
Total Charge Offs	267	233	186
Add: Recoveries
SBA	34	24	24
Commercial	10	5	41
Residential mortgage	—	—	—
Consumer	3	6	4
Total Recoveries	47	35	69
Net Charge Offs	220	198	117
Balance, ending	5,856	5,726	5,599

LOAN QUALITY INFORMATION:
Nonperforming loans	4,091	4,075	4,641
Other real estate owned, net	345	215	138
Nonperforming assets	4,436	4,290	4,779

Loans 90 days past due and still accruing	0	82	394

Allowance for loan losses to:
Total loans at period end	1.57	1.62	1.66
Nonperforming loans	143.14	140.52	120.64
Nonperforming assets	132.01	133.47	117.16
Net charge offs to average loans (QTD)	0.24	0.23	0.14
Net charge offs to average loans (YTD)	0.19	0.18	0.15
Nonperforming loans to total loans	1.10	1.15	1.37
Nonperforming assets to total loans and OREO	1.19	1.21	1.42

	3/31/2004	12/31/2003
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning	5,352	4,960
Provision charged to expense	250	375
	5,602	5,335
Less: Charge offs
SBA	98	185
Commercial	181	65
Residential mortgage	—	—
Consumer	3	12
Total Charge Offs	282	262
Add: Recoveries
SBA	17	6
Commercial	125	268
Residential mortgage	—	—
Consumer	4	5
Total Recoveries	146	279
Net Charge Offs	136	(17)
Balance, ending	5,466	5,352

LOAN QUALITY INFORMATION:
Nonperforming loans	4,723	5,395
Other real estate owned, net	338	327
Nonperforming assets	5,061	5,722

Loans 90 days past due and still accruing	0	1,876

Allowance for loan losses to:
Total loans at period end	1.65	1.58
Nonperforming loans	115.73	99.20
Nonperforming assets	108.00	93.53
Net charge offs to average loans (QTD)	0.16	(0.02)
Net charge offs to average loans (YTD)	0.16	0.11
Nonperforming loans to total loans	1.42	1.59
Nonperforming assets to total loans and OREO	1.53	1.68

Unity Bancorp, Inc.

Quarterly Financial Data

	12/31/04	09/30/04	06/30/04	03/31/04	12/31/03
SUMMARY OF INCOME
(in thousands):
Interest income	7,030	6,722	6,188	6,226	6,276
Interest expense	1,963	1,743	1,694	1,608	1,657
Net interest income	5,067	4,979	4,494	4,618	4,619
Provision for loan losses	350	325	250	250	375
Net interest income after provision	4,717	4,654	4,244	4,368	4,244
Noninterest income	1,868	1,985	1,895	1,881	2,123
Noninterest expense	4,452	4,356	4,019	4,403	4,906
Income before income taxes	2,133	2,283	2,120	1,846	1,461
Federal and state income tax provision	775	852	773	652	547
Net Income	1,358	1,431	1,347	1,194	914
Net Income per Common Share:
Basic	0.24	0.25	0.23	0.21	0.16
Diluted	0.22	0.23	0.22	0.20	0.15

COMMON SHARE DATA:
Cash dividends declared	0.04	0.04	0.04	—	—
Book value at quarter end	6.17	5.96	5.53	5.65	5.41
Market value at quarter end	12.89	12.31	13.40	12.81	10.89
Average common shares outstanding: (000’s)
Basic	5,774	5,761	5,752	5,735	5,668
Diluted	6,127	6,126	6,115	6,035	5,944
Common shares outstanding at period end (000’s)	5,778	5,771	5,754	5,747	5,686

OPERATING RATIOS:
Return on average assets	1.08	1.17	1.13	1.04	0.81
Return on average common equity	15.53	17.39	17.24	15.32	12.30
Efficiency ratio	64.24	62.55	63.08	68.31	73.66

BALANCE SHEET DATA
(in thousands):
Assets	515,417	493,713	491,229	473,261	467,419
Deposits	433,898	423,765	429,368	409,330	414,982
Loans	373,580	354,190	337,557	331,507	339,755
Shareholders’ equity	35,679	34,395	31,822	32,470	30,762
Allowance for loan losses	5,856	5,726	5,599	5,466	5,352

TAX-EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.88	5.78	5.44	5.74	5.87
Interest-bearing liabilities	2.06	1.90	1.89	1.86	1.96
Net interest spread	3.82	3.88	3.55	3.88	3.91
Net interest margin	4.26	4.30	3.94	4.25	4.35

CREDIT QUALITY:
Nonperforming assets (in thousands)	4,436	4,290	4,779	5,061	5,722
Allowance for loan losses to period-end loans	1.57	1.62	1.66	1.65	1.58
Net charge offs (recoveries) to average loans	0.24	0.23	0.14	0.16	(0.02)
Nonperforming assets to loans and OREO	1.19	1.21	1.42	1.53	1.68

CAPITAL AND OTHER:
Total equity to assets	6.92	6.97	6.48	6.86	6.58
Tier I capital to average assets (leverage)	9.06	9.04	8.89	9.03	9.02
Tier I capital to risk- adjusted assets	11.13	11.44	11.53	11.54	11.28
Total capital to risk- adjusted assets	12.39	12.69	12.79	12.79	12.53
Number of banking offices	13	13	13	13	13
Number of ATMs	15	15	15	14	14
Number of employees	173	161	158	166	173